Related Party	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
On December 4, 2025, the Company acquired a 50% interest in Antwerp Container Company ("ACC"), the largest depot in Antwerp for $1.9 million. The Company's equity investment in ACC is included in Other assets on the Consolidated Balance Sheets. The Company enters into contractual agreements with ACC in the ordinary course of business to repair equipment returned off lease and store equipment when it is not on lease. The Company also sells equipment to ACC periodically in arm’s length transactions.

Effective March 31, 2025, the Company distributed its equity interest in TCF VIII to Parent. As manager of the containers in the TCF VIII securitization portfolio, the Company received management fees of $19.5 million from TCF VIII for the year ended December 31, 2025. For additional information on the TCF VIII Distribution, refer to Note 3 - "Acquisitions and Other Transactions".
The Company holds a 50% interest in Tristar Container Services (Asia) Private Limited ("Tristar"), which is primarily engaged in the selling and leasing of container equipment in the domestic and short sea markets in India. The Company's equity investment in Tristar is included in Other assets on the Consolidated Balance Sheets. The Company received payments on finance leases with Tristar of $1.9 million and $2.0 million for the years ended December 31, 2025 and 2024, respectively. The Company has a finance lease receivable balance with Tristar of $2.2 million and $3.9 million as of December 31, 2025 and 2024, respectively.